2017 Second Quarter Earnings Release David T. Provost Chief Executive Officer Thomas C. Shafer Vice Chairman, Chief Executive Officer of Chemical Bank Dennis L. Klaeser EVP and Chief Financial Officer July 25, 2017

This presentation and the accompanying presentation by management may contain forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and Chemical Financial Corporation ("Chemical"). Words and phrases such as "anticipates," "believes," "continue," "estimates," "expects," "forecasts," "future," "intends," "is likely," "judgment," "look ahead," "look forward," "on schedule," “on track,” "opinion," "opportunity," "plans," "potential," "predicts," "probable," "projects," "should," "strategic," "trend," "will," and variations of such words and phrases or similar expressions are intended to identify such forward-looking statements. Such statements are based upon current beliefs and expectations and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These statements include, among others, statements related to future improvement of core operating efficiencies, future levels of loan charge-offs, future levels of provisions for loan losses, real estate valuation, future levels of nonperforming assets, the rate of asset dispositions, future capital levels, future dividends, future growth and funding sources, future liquidity levels, future profitability levels, future deposit insurance premiums, future asset levels, the effects on earnings of future changes in interest rates, the future level of other revenue sources, future economic trends and conditions, future initiatives to expand Chemical’s market share, expected performance and cash flows from acquired loans, future effects of new or changed accounting standards, future opportunities for acquisitions, opportunities to increase top line revenues, Chemical’s ability to grow its core franchise, future cost savings, Chemical’s ability to maintain adequate liquidity and capital based on the requirements adopted by the Basel Committee on Banking Supervision and U.S. regulators and future changes in laws and regulations applicable to Chemical and the financial services industry in general. All statements referencing future time periods are forward-looking. Management's determination of the provision and allowance for loan losses; the carrying value of acquired loans, goodwill and mortgage servicing rights; the fair value of investment securities (including whether any impairment on any investment security is temporary or other-than-temporary and the amount of any impairment); and management's assumptions concerning pension and other postretirement benefit plans involve judgments that are inherently forward-looking. There can be no assurance that future loan losses will be limited to the amounts estimated. All of the information concerning interest rate sensitivity is forward-looking. The future effect of changes in the financial and credit markets and the national and regional economies on the banking industry, generally, and on Chemical, specifically, are also inherently uncertain. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Chemical undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Forward-Looking Statements & Other Information 2

In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of Chemical’s Annual Report on Form 10- K for the year ended December 31, 2016. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement. Non-GAAP Financial Measures This presentation and the accompanying presentation by management contain certain non-GAAP financial disclosures that are not in accordance with U.S. generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include Chemical’s tangible equity to tangible assets ratio, tangible book value per share, presentation of net interest income and net interest margin on a fully taxable equivalent basis, and information presented excluding significant items, including net income, diluted earnings per share, return on average assets, return on average shareholders’ equity, operating expenses and efficiency ratio. Chemical uses non-GAAP financial measures to provide meaningful, supplemental information regarding its operational results and to enhance investors’ overall understanding of Chemical’s financial performance. The limitations associated with non-GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to Chemical’s GAAP results. See the Appendix included with this presentation for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Forward-Looking Statements & Other Information 3

Q2 2017 Highlights q Diluted earnings per share of $0.73, compared to $0.67 in both the 1st qtr. 2017 and the 2nd qtr. 2016 q Diluted earnings per share, excluding significant items(1) of $0.75; up 6% from 1st qtr. 2017, and up 4% from 2nd qtr. 2016(2) q Return on average assets and return on average shareholders' equity of 1.14% and 8.0%, respectively, in 2nd qtr. 2017 (1.17% and 8.2%, respectively, excluding significant items(1)(2)) q Loan Growth ▪ $394 million in 2nd qtr. 2017 (quarterly organic loan growth 3.3% commercial, 4.8% commercial real estate and 3.3% consumer loans) q Asset quality ratios ▪ Nonperforming loans/total loans of 0.37% at June 30, 2017; up slightly from 0.36% at March 31, 2017, and down from 0.58% at June 30, 2016 ▪ Net loan charge-offs/average loans of 0.04% (1)Significant items include transaction expenses and the change in fair value in loan servicing rights. (2)Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures. 4

Income Statement Highlights

Financial Highlights

(in thousands except per share data)	2017 2nd Qtr.	2017 1st Qtr.	2016 2nd Qtr.
Net interest income	**$ 137,948**	$ 130,097	$ 77,495
Provision for loan losses	**6,229**	4,050	3,000
Noninterest income	**41,568**	38,010	20,897
Operating expenses	**98,237**	104,196	59,085
Operating expenses, excl. transaction expenses[(1)]	**97,772**	100,029	56,031
Transaction expenses	**465**	4,167	3,054
Net income	**52,014**	47,604	25,775
Net Income, excl. significant items[(1)]	**53,488**	50,650	27,760
Diluted EPS	**0.73**	0.67	0.67
Diluted EPS, excl. significant items[(1)]	**0.75**	0.71	0.72
Return on Avg. Assets	**1.14%**	1.09%	1.10%
Return on Avg. Shareholders' Equity	**8.0%**	7.4%	10.0%
Efficiency Ratio	**54.7%**	62.0%	60.1%
Efficiency Ratio - Adjusted[(1)]	**52.2%**	57.4%	54.6%
Equity/Total Assets	**14.1%**	14.7%	11.0%
Tangible Equity/Tangible Assets[(1)]	**8.4%**	8.8%	8.2%
Book Value/Share	**$ 37.11**	$ 36.56	$ 27.45
Tangible Book Value/Share[(1)]	**$ 20.89**	$ 20.32	$ 19.68

Prior Quarter Comparison

- Higher net interest income due to one additional day in Q2 compared to Q1, organic loan growth, higher loan interest accretion and higher average balance of investment securities–partially offset by higher average short-term borrowings
- Higher noninterest income due to higher wealth management revenue
- Operating expenses reflect decreases in salaries, wages and employee benefits and transaction expenses
- Increase in provision for loan losses

Prior-Year Quarter Comparison

- Impact of merger
- Significant increase in net interest income, attributable to Talmer merger and $1.1 billion, or 14.9%, organic growth in total loans during the twelve months ended June 30, 2017

[(1)]Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures.

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2015 Total: $86.8(1); $92.3(2)(3) 2016 Total: $108.0(1); $140.4(2)(3) 2017 (1)Net Income (2)Net Income, excluding significant items. (3)Denotes a non-GAAP financial measure. Please refer to the Appendix for a reconciliation of non-GAAP financial measures. $53.5(2)(3) Net Income Trending Upward ($ Millions, except EPS data) Net Income $0.57(3) Net Income Trending Upward ($ Millions, except EPS data) $60.0 $40.0 $20.0 $0.0 N et In co m e $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 EP S Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 $17.8 $19.0 $24.5 $25.5 $23.6 $25.8 $11.5 $47.1 $47.6 $52.0$26.0 $2.8 $3.1 2015 2016 2017 $50.7(2)(3) 6 $27.8(2)(3) Significant items (after-tax) Net Income __ Diluted EPS, excluding significant items (non-GAAP) (3) $0.75(3)

Loan Portfolio Composition ($ Millions) Talmer Merger Aug. 31, 2016 $1,138 $4,882 $6,020 Total Loan Growth, Excluding Talmer Merger, Twelve Months Ended June 30, 2017 7 June 30, 2016 $7,647 Total Loan Growth Twelve Months Ended June 30, 2017 June 30, 2017 $13,667 Growth - Twelve Months Ended June 30, 2017 $1,953 $2,444 $1,494 $1,756 $1,407 $2,327 $1,631 $655 $3,360 $4,771 $3,125 $2,411 $184 $571 $99 $284 $1,223 $1,756 $1,532 $371 n Commercial n CRE/C&D n Residential n Consumer n Commercial n CRE/C&D n Residential n Consumer

2015 - $476 2016 - $837 2017 - $677 $15 $224 $181 $280 $56 $677 $837 $96 $186 Quarterly Loan Growth Trends Loan Growth* ($ Millions) $275 *Excludes the impact of the $4.88 billion of loans acquired in the Talmer merger. $283 8 n Commercial n CRE/C&D n Residential n Consumer $400 $300 $200 $100 $0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Quarterly Loan Growth Trends Loan Growth - 2016 Total* Loan Growth - 2017 Q1 & Q2 $88 $277 $125 $347 $143 $394 $39 $101 $394

Q2 2017 Q1 2017 2016 Total* Originated Loan Portfolio Commercial $ 195 $ 88 $ 380 CRE/C&D 313 239 594 Residential 89 119 258 Consumer 103 56 418 Total Originated Loan Portfolio Growth $ 700 $ 502 $ 1,650 Acquired Loan Portfolio Commercial $ (88) $ (52) $ (292) CRE/C&D (94) (64) (317) Residential (97) (72) (133) Consumer (27) (31) (71) Total Acquired Loan Portfolio Run-off $ (306) $ (219) $ (813) Total Loan Portfolio Commercial $ 107 $ 36 $ 88 CRE/C&D 219 175 277 Residential (8) 47 125 Consumer 76 25 347 Total Loan Portfolio Growth $ 394 $ 283 $ 837 Loan Growth (Run-off) ($ Millions) Loan Growth* – Originated v. Acquired *Excludes the impact of the $4.88 billion of loans acquired in the Talmer merger. 9 Loan Growth (Run-off) ($ Millions)

(1)Comprised of $898 million of growth in customer deposits offset by a $453 million decrease in brokered deposits. (2)Cost of deposits based on period averages. Total Deposits – June 30, 2016 $7.46 Total Deposits – June 30, 2017 $13.20 Organic $0.4, 6.0%(1) Talmer Merger $5.3 Total Deposits ($ Billions) Deposit Composition (2) 2016 2017 10 Total Deposits ($ Billions) Average Deposits ($ Millions) & Cost of Deposits(2) (%) $3.6 $2.6$4.0 $2.9 $0.1 n Noninterest-bearing Demand Deposits n Interest-bearing Demand Deposits n Savings Deposits n Time Deposits n Brokered Deposits $0.4 $0.7 $1.2 $0.9 $1.3 $1.5 $0.4 $2.0 $1.8$2.1 $1.4 $0.2 Deposits Cost of Deposits $14,000 $9,000 $4,000T ot al Av er ag e D ep os its 0.50% 0.25% 0.00% In te re st R at e Pa id Q1 Q2 Q3 Q4 Q1 Q2 $7,535 $7,528 $9,484 $13,003 $12,999 $13,022 0.22% 0.23% 0.24% 0.27% 0.28% 0.33% $(0.5) $(0.1)

Average Cost of Funds Q2 2017 – 0.44% Average Cost of Funds Q1 2017 – 0.35% $14.9 billion $16.0 billion Average cost of wholesale borrowings – 1.07% Average cost of wholesale borrowings – 1.06% Funding Breakdown ($ Billions) 11 March 31, 2017 June 30, 2017 n Deposits: n Time Deposits n Customer Repurchase Agreements n Wholesale borrowings (at June 30, 2017: brokered deposits - $0.1 billion, short and long term borrowings - $2.5 billion) $10.2 $2.8 $0.4 $1.5 $10.2 $2.9 $0.3 $2.6 Interest and noninterest- bearing, demand, savings, money market

ALL NPLs 2015 2016 2017 Originated Loans ($ billions) $3.3 $3.8 $4.3 $5.0 $5.8 $7.5 $8.7 Acquired Loans ($ billions) 0.5 0.4 0.3 0.7 1.5 5.5 5.0 Total Loans ($ billions) $3.8 $4.2 $4.6 $5.7 $7.3 $13.0 $13.7 ALL $88 $84 $79 $76 $73 $78 $84 ALL/ Originated Loans 2.60% 2.22% 1.81% 1.51% 1.26% 1.05% 0.97% NPLs/ Total Loans 2.05% 1.71% 1.33% 0.89% 0.86% 0.34% 0.37% Credit Mark as a % of Unpaid Principal on Acquired Loans 6.6% 6.0% 7.8% 5.4% 4.4% 3.1% 1.3% Provision for Loan Losses vs. Net Loan Losses Credit Quality ($ Millions, unless otherwise noted) Provision for Loan Losses vs. Net Loan Losses Nonperforming Loans (NPLs) and Allowance for Loan Losses (ALL) Provision for Loan Losses Net Loan Losses $7.0 $3.5 $0.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 $1.5 $1.5 $1.5 $2.0 $1.5 $3.0 $4.1 $6.3 $4.1 $6.2 $1.9 $1.8 $0.8 $4.3 $4.5 $1.8 $1.8 $1.8 $3.5 $1.2 $120 $60 $0 YE 2011 YE 2012 YE 2013 YE 2014 YE 2015 YE 2016 Q2 2017 $78 $71 $62 $51 $62 $44 $51 $88 $84 $79 $76 $73 $78 $84

Net Interest Margin(1) and Loan Yields Net Interest Margin(1) Purchase Accounting Accretion on Loans Loan Yields Net Interest Income (Quarterly Trend) Net Interest Income, Net Interest Margin and Loan Yields (1)Computed on a fully taxable equivalent basis (non-GAAP) using a federal income tax rate of 35%. Please refer to the Appendix for a reconciliation of non-GAAP financial measures. 13 Quarterly Trend 2016 2017 Net Interest Income $140 $120 $100 $80 $60 $40 $ (M ill io ns ) Q1 Q2 Q3 Q4 Q1 Q2 $74.3 $77.5 $96.8 $132.4 $130.1 $137.9 2016 2017 5.00% 2.50% 0.00% Q1 Q2 Q3 Q4 Q1 Q2 4.13% 4.19% 4.12% 4.18% 4.11% 4.22% 3.60% 3.70% 3.58% 3.56% 3.49% 3.48% 0.03% 0.11% 0.11% 0.14% 0.12% 0.21%

$19.4 $41.6* Quarterly Non-Interest Income * Significant items: $1.8 million detriment due to change in fair value in loan servicing rights in Q2 2017 and a detriment of $0.5 million change in fair value in loan servicing rights in Q1 2017. Q4 2016 included a $6.3 million benefit due to change in fair value of loan servicing rights and a 7.4 million gain on sales of branch offices. $38.0* $20.9 $27.8 14 2016 2017 Other Wealth Management Service Charges Net Gain on Sale of Loans and other Mortgage Banking Revenue $60.0 $30.0 $0.0 $ (M ill io ns ) Q1 Q2 Q3 Q4 Q1 Q2 $7.1 $7.2 $10.1 $25.4 $15.0 $15.9 $5.2 $5.8 $5.6 $6.0 $5.8 $7.0 $5.7 $6.3 $7.7 $8.4 $8.0 $8.8 $1.4 $1.6 $4.4 $14.4 $9.2 $9.9 $54.3*

$56.0(1) $59.1 $56.3(1) $58.9 $68.6(1) $106.1 Quarterly Operating Expenses $104.2 $96.3(1) 15 2016 2017 Other Compensation Occupancy Equipment Transaction Expenses $120.0 $60.0 $0.0 $ (M ill io ns ) Q1 Q2 Q3 Q4 Q1 Q2 $13.1 $12.5 $16.1 $22.3 $23.9 $28.3 $33.9 $33.1 $40.6 $57.7 $60.2 $52.6 $4.9 $5.5 $5.5 $7.6 $7.4 $8.7 $4.4 $4.9 $6.4 $8.7 $8.5 $8.1 $2.6 $3.1 $37.5 $18.0 $4.2 $0.5 $114.3 $100.0(1) $97.7(1) $98.2 (1) Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures.

Peer Average 12/31/2016(1) CHFC 12/31/2016 CHFC 3/31/2017 CHFC 6/30/2017 Tangible Book Value / Share(2) NA $20.20 $20.32 $20.89 Tangible Common Equity / Tangible Assets(2) 8.1% 8.8% 8.8% 8.4% Tier 1 Capital(3) 10.8% 10.7% 10.6% 10.4% Total Risk-Based Capital(3) 12.6% 11.5% 11.4% 11.1% Capital (1)Source SNL Financial – ASB, WTFC, CBSH, TCB, UMBF, PVTB, MBFI, ONB, FMBI and FFBC (ordered by asset size). (2)Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures. (3)Estimated at June 30, 2017 16 Tangible Book Value and Capital Ratios Tangible Book Value per Share(2) (TBV) Roll Forward $25 $20 $15 $10 $5 $0 TBV @ June 30, 2016 Net Income (Excl. Transaction Expenses) Dividends Talmer AOCI Adj. & Other TBV @ June 30, 2017 $19.68 $2.78 $(1.08) $(1.04) $0.55 $20.89

q Emphasize our strategy of being the Preeminent Midwest Community Bank q Focus on what will build shareholder value • Organic revenue growth and cost discipline • Concentrate on achieving cost savings • Expand our market presence and product lines where additional value can be created • Rationalization of branch locations Closing Comments 17

Full Year Q2 2017 Q1 2017 Q2 2016 2016 2015 Shareholders’ equity $ 2,639,442 $ 2,600,051 $ 1,050,299 Goodwill, CDI and non-compete agreements, net of tax (1,153,595) (1,154,915) (297,044) Tangible shareholders’ equity $ 1,485,847 $ 1,445,136 $ 753,255 Common shares outstanding 71,131 71,118 38,267 Tangible book value per share $ 20.89 $ 20.32 $ 19.68 Total assets $ 18,781,405 $ 17,636,973 $ 9,514,172 Goodwill, CDI and non-compete agreements, net of tax (1,153,595) (1,154,915) (297,044) Tangible assets $ 17,627,810 $ 16,482,058 $ 9,217,128 Tangible shareholders’ equity to tangible assets 8.4% 8.8% 8.2% Net income $ 52,014 $ 47,604 $ 25,775 $ 108,032 $ 86,830 Significant items, net of tax 1,474 3,046 1,985 32,373 5,484 Net income, excl. significant items $ 53,488 $ 50,650 $ 27,760 $ 140,405 $ 92,314 Diluted earnings per share $ 0.73 $ 0.67 $ 0.67 Effect of significant items, net of tax 0.02 0.04 0.05 Diluted earnings per share, excl. significant items $ 0.75 $ 0.71 $ 0.72 Average assets $ 18,264,699 $ 17,474,019 $ 9,332,398 Return on average assets 1.14% 1.09% 1.10% Effect of significant items, net of tax 0.03% 0.07% 0.09% Return on average assets, excl. significant items 1.17% 1.16% 1.19% Average shareholders’ equity $ 2,606,517 $ 2,584,501 $ 1,033,014 Return on average shareholders’ equity 8.0% 7.4% 10.0% Effect of significant items, net of tax 0.2% 0.4% 0.7% Return on average shareholders’ equity, excl. significant items 8.2% 7.8% 10.7% (Dollars in thousands, except per share data) Appendix: Non-GAAP Reconciliation 18 (Dollars in thousands, except per share data)

Q2 2017 Q1 2017 Q2 2016 Efficiency Ratio: Total revenue – GAAP $ 179,516 $ 168,107 $ 98,392 Net interest income FTE adjustment 3,169 3,068 2,138 Significant items 1,725 429 (123) Total revenue – Non-GAAP $ 184,410 $ 171,604 $ 100,407 Operating expenses – GAAP $ 98,237 $ 104,196 $ 59,085 Transaction expenses (465) (4,167) (3,054) Operating expenses, excluding transaction expenses 97,772 100,029 56,031 Amortization of intangibles (1,525) (1,513) (1,195) Operating expenses – Non-GAAP $ 96,247 $ 98,516 $ 54,836 Efficiency ratio – GAAP 54.7% 62.0% 60.1% Efficiency ratio – adjusted 52.2% 57.4% 54.6% Net Interest Margin: Net interest income – GAAP $ 137,948 $ 130,097 $ 77,495 Adjustments for tax equivalent interest: Loans 814 808 717 Investment securities 2,355 2,260 1,421 Total taxable equivalent adjustments 3,169 3,068 2,138 Net interest income (on a tax equivalent basis) $ 141,117 $ 133,165 $ 79,633 Average interest-earning assets $ 16,228,996 $ 15,395,465 $ 8,636,627 Net interest margin – GAAP 3.41% 3.41% 3.60% Net interest margin (on a tax-equivalent basis) 3.48% 3.49% 3.70% (Dollars in thousands, except per share data) Appendix: Non-GAAP Reconciliation 19 (Dollars in thousands, except per share data)